UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

July 21, 2014 (July 21, 2014)

Date of report (Date of earliest event reported)

Hexcel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut  06901-3238

(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02                   Results of Operations and Financial Condition

On July 21, 2014, Hexcel Corporation, a Delaware corporation (the “Company”), issued a press release in which the Company announced its financial results for its fiscal quarter and six months ended June 30, 2014.  A copy of this earnings press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

Section 7 — Regulation FD

Item 7.01                   Regulation FD Disclosure

The information contained in Item 2.02 of this report is incorporated by reference into this Item 7.01.

Section 8 — Other Events

Item 8.01                   Other Events

On July 21, 2014, the Company posted to its website a table which summarizes sales by operating segment and market for the quarters ended June 30, 2014 and 2013, March 31, 2014 and 2013 and the six-month periods ended June 30, 2014 and 2013.  A copy of this information is being furnished as Exhibit 99.2 and is incorporated herein by reference.  Other information appearing on our website is not incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

99.1    Press Release issued by the Company on July 21, 2014.

99.2            Sales by operating segment and market for the quarters ended June 30, 2014 and 2013, March 31, 2014 and 2013 and the six-month periods ended June 30, 2014 and 2013.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

July 21, 2014
/s/ Kimberly A. Hendricks

Kimberly A. Hendricks
Vice President, Corporate Controller &
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on July 21, 2014.

99.2	Sales by operating segment and market for the quarters ended June 30, 2014 and 2013, March 31, 2014 and 2013 and the six-month periods ended June 30, 2014 and 2013.